SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 10, 2007

                        First Clover Leaf Financial Corp.
             (Exact name of registrant as specified in its charter)

          Maryland                         0-50820                  20-4797391
------------------------------    -----------------------    ------------------
      (State or other              (Commission File No.)       (IRS Employer
jurisdiction of incorporation)                               Identification No.)



6814 Goshen Road, Edwardsville, Illinois                             62025
----------------------------------------                      ------------------
             (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (618) 656-6122


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01.   Other Events.

     On July 10, 2007, the Board of Directors of First Clover Leaf Financial Corp. (the "Company") announced the authorization of a stock repurchase program pursuant to which the Company intends to repurchase up to 5% of its issued and outstanding shares, or up to approximately 453,700 shares.

     A copy of the press release dated July 10, 2007, giving details associated with the stock repurchase program, is attached as Exhibit 99 to this report.


Item 9.01.   Financial Statements and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Not Applicable.

(d)   Exhibits.

           Exhibit No.                        Description
           -----------                        -----------

                    99                        Press release dated July 10, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIRST CLOVER LEAF FINANCIAL CORP.


DATE:  July 11, 2007              By: /s/ Darlene F. McDonald
                                      -----------------------------------
                                      Darlene F. McDonald
                                      Chief Financial Officer